UNITED
STATES
SECURITIES
AND
EXCHANGE
COMMISSION
Washington,
D.C.
20549

FORM
8-K

CURRENT
REPORT
Pursuant
to
Section
13
or
15(d)
of
the
Securities
Exchange
Act
of
1934

Date
of
Report
(Date
of
earliest
event
reported):
October 3, 2023

UPAY, INC.
(Exact Name of Registrant as Specified in Its
Charter)
Nevada
(State or Other Jurisdiction of
Incorporation)
000- 55747	37- 1793622
(Commission File Number)	(IRS Employer Identification No.)

3010 LBJ Highway, 12th Floor
Dallas, Texas	75234
(Address of Principal Executive Offices)	(Zip Code)
(972)
888-6052
(Registrant’s
Telephone
Number,
Including
Area
Code)

Not
applicable
(Former Name or Former Address, if Changed Since Last
Report)

Check
the
appropriate
box
below
if
the
Form
8-K
filing
is
intended
to
simultaneously
satisfy
the
filing
obligation
of
the
registrant
under
any
of
the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐
Pre-commencement
communications
pursuant
to
Rule
13e-4(c)
under
the
Exchange
Act
(17
CFR
240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act: None
Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate
by
check
mark
whether
the
registrant
is
an
emerging
growth
company
as
defined
in
Rule
405
of
the
Securities
Act
of
1933
(17
CFR
§230.405)
or
Rule
12b-2
of
the
Securities
Exchange
Act
of
1934
(17
CFR
§240.12b-2).

Emerging
growth
company
☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

UPAY,
Inc.
is
referred
to
herein
as
“we”,
“us”
or
“our”
or
“UPAY”.

ITEM 8.01. OTHER EVENTS

On October 3, 2023, we will be publishing a press release titled
“UPAY Inc. and Huntpal LLC. agree to a Memorandum of Understanding and Joint Veture Agreement.”

The information in this Current Report on Form 8-K with respect to Item 8.01 (including the press release attached hereto as Exhibit 99.1) is being furnished pursuant to Item 8.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act. This current report on Form 8-K (including Exhibit 99.1) will not be deemed an admission as to the materiality of any information contained herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Press Release dated October 3, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

UPAY, INC.

Date: October 3, 2023	By:	/s/ Jaco Folscher
	Name:	Jaco Folscher
	Title:	Chief Executive Officer